Exhibit 99.2 Investor Presentation November 2022 Confidential Confidential 1

Disclaimer This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding possible or assumed future results of operations, business strategies, development plans, regulatory activities, competitive position, potential growth opportunities, & the effects of competition are forward-looking statements. These statements involve known & unknown risks, uncertainties & other important factors that may cause actual results, performance or achievements of EverQuote, Inc. (“the Company”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward- looking statements by terms such as “may,” “should,” “expect,” “plan,” “project,” “estimate,” “guidance,” or “potential” or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. The Company has based these forward-looking statements largely on its current expectations & projections about future events & financial trends that it believes may affect the Company’s business, financial condition & results of operations. These forward-looking statements speak only as of the date of this presentation & are subject to a number of risks, uncertainties & assumptions, some of which cannot be predicted or quantified & some of which are beyond the Company’s control. The events & circumstances reflected in the Company’s forward-looking statements may not be achieved or occur, & actual results could differ materially from those projected in the forward-looking statements, including as a result of: (1) the Company’s ability to attract and retain consumers and insurance providers using the Company’s marketplace; (2) the Company’s ability to maintain or increase the amount providers spend per quote request; (3) the impact on the Company and the insurance industry of the COVID-19 pandemic; (4) the effectiveness of the Company’s growth strategies and its ability to effectively manage growth; (5) the Company’s ability to maintain and build its brand; (6) the Company’s reliance on its third-party service providers; (7) the Company’s ability to develop new and enhanced products and services to attract and retain consumers and insurance providers, and the Company’s ability to successfully monetize them; (8) the impact of competition in the Company’s industry and innovation by the Company’s competitors; (9) the expected recovery of the auto insurance industry; (10) developments regarding the insurance industry and the transition to online marketing; (11) the Company’s ability to successfully integrate PolicyFuel; (12) the Company’s ability to successfully remediate the material weaknesses identified in the Company’s internal controls over financial reporting; (13) the possible impacts of inflation; and (14) the risks described in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q & the other filings that the Company makes with the Securities & Exchange Commission from time to time. Moreover, new risk factors & uncertainties may emerge from time to time, & it is not possible for management to predict all risk factors & uncertainties that the Company may face. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. The Company’s presentation also contains estimates, projections, & other information concerning the Company’s industry, the Company’s business & the markets for certain of the Company’s products & services, including data regarding the estimated size of those markets. Information that is based on estimates, forecasts, projections, market research, or similar methodologies is inherently subject to uncertainties & actual events or circumstances may differ materially from events & circumstances reflected in this information. Unless otherwise expressly stated, the Company obtained this industry, business, market & other data from reports, research surveys, studies & similar data prepared by market research firms & other third parties, from industry, general publications, & from government data & similar sources. The Company presents Adjusted EBITDA as a non-GAAP measure, which is not a substitute for or superior to, other measures of financial performance prepared in accordance with U.S. GAAP. A reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure is included in the Appendix to these slides. Confidential 2

Our vision Become the largest online source of insurance policies by using data, technology and knowledgeable advisors to make insurance simpler, more affordable and personalized, ultimately reducing cost and risk. Confidential 3

Key Investment Highlights Extensive Distribution Insurance Marketplace Leader Leading multi-vertical online insurance marketplace providing Extensive distribution channels with third-party marketplace 1 compelling benefits for consumers and insurance providers (carriers and local agents) and first-party DTCA offerings Massive Market Opportunity Diversified Business Model $154b in annual insurance distribution and advertising spend in Multi-vertical insurance market with diversified distribution the early phases of shifting online provides multi-year tailwind channels creates resilience in business model Proprietary Tech and Data Compelling Financial Model Proprietary platforms built on highly integrated machine Targeting 20+% average annual revenue growth over the long- 2 learning assets support rapid growth and drive network effects term with expanding Adjusted EBITDA margin 1. “DTCA” refers to Direct-to-Consumer Agency 2. Based on the compound annual growth rate (CAGR) from 2016 – 2021 of Revenue and Adjusted EBITDA of 28% and 37%, respectively. Company anticipates industry headwinds will result in Confidential 4 current year growth below long-term targets.

Company Snapshot

- One of the insurance industry's largest online customer acquisition and distribution platforms
- 3rd party Marketplace with 100+ carriers and 8,000+ local agents; 1st party DTCA platform with 200+ agents
- Diversified model serving consumers and providers in the auto, home & renters, life and health insurance markets
- Highly scalable, proprietary platform powered by deeply integrated machine learning and data assets
- Founded by MIT alumni in 2011 with headquarters in Cambridge, MA; IPO in summer 2018

28% Revenue CAGR (5yr)[1]	**31%** VMM[2] CAGR (5yr)[1]	**95%** Non-Auto[3] CAGR (5yr)[1]
2.4x YoY DTCA revenue [4]	**2.1x** YoY DTCA policies [4]	**1.6x** YoY DTCA agents [4]

Insurance verticals

Auto

Home & Renters

Life

Health

1. Based on the compound annual growth rate (CAGR) from 2016 – 2021;
2. "VMM" refers to Variable Marketing Margin
3. "Non-auto" refers to non-auto insurance verticals
4. Year-over-year increase based on 3Q2022 over 3Q2021 for combined DTCA operations; policy growth based on policies submitted and agent growth based on average within the period. The figures include results of Policyfuel which we acquired on August 13, 2021.

EVERQUOTE

Confidential 5

Large & Expanding TAM

U.S. Insurance Market: Distribution & Ad Spend[1]

$154b
Total Market

$16.7b
Total Advertising Spend

$6.5b
Total Digital Spend

Projected Annual Growth to 2024[1]

5%
Market growth

16%
Digital spending growth

$405.5m[2]
EverQuote 2022 revenue guidance midpoint

Growth Drivers

Continued shift of consumer time spent online

Continued shift of acquisition spend online

Continued shift to digitization of insurance products and workflows

1. Source: Stax Consulting, Inc., S&P Global Market Intelligence SNL Insurance Data, IIABA and Company estimates as of February 2021.
2. EverQuote is not reaffirming this guidance as of the date of this presentation & makes no statement with respect to this guidance other than that such guidance was provided by EverQuote as of November 1, 2022.

EVERQUOTE Confidential 6

EverQuote Benefits Both Consumers & Providers

Our platforms address challenges inherent in the highly-fragmented insurance market

Consumers save time and money

- Single destination for **insurance needs**
- **Personalized** shopping experience
- Average savings of **$600** per year[1]



Providers acquire consumers more efficiently

- Large volume of **high intent consumers**
- **Higher ROI** from target-based consumer attributes
- Opportunity to acquire consumer **referrals** (within Marketplace) **and bound policies** (within DTCA)

Anthem | USAA | UnitedHealthcare | clearcover | Lemonade | PROGRESSIVE | Allstate | Hippo | Nationwide | Liberty Mutual | FARMERS INSURANCE | elephant

1. Estimated average annual premium savings based on a countrywide survey in 2020 of EverQuote users that reported old & new auto premiums.

EVERQUOTE Confidential 7

The Customer Journey

Customer Acquisition → **Consumer Routing** → **Distribution**

Traffic Channels	Consumer Arrival	Provider Matching	Provider Engagement	EverQuote Monetization

Traffic Channels

- SEM
- Email
- Calls
- Partnerships
- Display
- TV / Other[1]

Consumer Arrival



Provider Matching


Alignment
Bidding
Performance

Provider Engagement

Marketplace (3rd Party)



Carriers — Local Agents

DTCA[2] (1st Party)



Independent agent for several carriers — PSaaS[3] teams exclusive to each carrier

EverQuote Monetization

Per Referral (Marketplace)

Per Policy Sold (DTCA)

1. Other includes organic search, direct-to-site, inbound calls, social & other traffic sources.
2. "DTCA" refers to Direct to Consumer Agency consisting of first party agents.
3. "PSaaS" refers to Policy-Sales-as-a-Service offering.

EVERQUOTE Confidential 8

Proprietary Platforms Strengthen Competitive Moat Highly integrated machine learning and data assets to support growth of all verticals Marketing Consumer Distribution B2B Omni-channel Personalized User Consumer Alignment Enterprise & Agency Automated Bidding Experiences Algorithms Campaign Management Minimize Cost per Maximize Maximize Bind Maximize Value per Acquisition Conversion Rates Performance Acquisition Confidential 9

Distribution Strength of our Platforms Representative Partners 100+ carriers available in the marketplace 8,000+ rd 3 party local agents 200+ st 1 party EverQuote agents Based on Company data & representative of the insurance provider partners on the platform as of November 1, 2022 Confidential 10

Creating a World-Class DTCA Platform

- **EVER agents** serve consumers in all of our insurance verticals
  - **PSaaS** model for Auto and Home verticals; EVER agents dedicated exclusively to selling a specific carrier's policies
  - **Independent** agent model in Life and Health verticals; EVER advisors work with multiple carriers
- Broadens access to the **$137b commission TAM**[1] component of insurance distribution spend shifting online
- Opportunity to improve shopping experience, **build lifetime consumer relationships** and enhance monetization
- Started in 2020 with in-house effort; complemented by acquiring CrossPointe Insurance, which we renamed **Eversurance**, and **PolicyFuel**

$9.5m 3Q22 revenue	**9%** 3Q22 revenue; % of total	**$4.3m** 3Q22 Health revenue
2.4x YoY revenue [2]	**2.1x** YoY policies [2]	**+84** NPS [3]

Representative DTCA Customer Review

"I can't thank Erica enough for her patience, kindness, and compassion she extended to me as I set up a new health care plan for my family. Also, the ability to call and email back and work with the same person who is familiar with you and what you need is outstanding!! Great customer service, looking forward to a long professional relationship."
- Stephen

1. Source: Stax Consulting, Inc., S&P Global Market Intelligence SNL Insurance Data, IIABA and Company estimates.
2. Year-over-year increase based on 3Q2022 over 3Q2021 for combined DTCA operations; policy growth based on policies submitted and agent growth based on average within the period. The figures include results of Policyfuel which we acquired on August 13, 2021.
3. Net Promoter Score based on surveys (Nov 2021 – Jan 2022) of consumers who submitted policies through our DTCA, the health Annual Enrollment Period in 4Q21.

EVERQUOTE Confidential 11

Building a Multi-Vertical Insurance Destination We are executing on our vision and continue to build more diversified revenue streams 2016 2011 2019 2020 2021 1 2 DTCA DTCA Marketplace DTCA DTCA DTCA Marketplace Marketplace Marketplace Marketplace Health & Medicare Life Home & Renters Auto Non-Auto 3 0% 3% 15% 18% 21% Revenue = Service offered = Service not offered 1. “Marketplace” refers to third party carriers and local agents. Confidential 12 2. Direct to Consumer Agency (“DTCA”) refers to first party agents. 3. Non-Auto revenues as a percentage of overall Revenue include home & renters, health, and life verticals.

Track-Record of Successful Acquisitions

Pursued opportunities that accelerate our strategy to be the leading online destination for insurance shopping

Acquisition Criteria

Broaden market opportunity	Accelerate DTCA strategy
Enhance consumer experiences	Support growth of carrier partners
Financially accretive	Build diversified revenue streams

Recent Transactions

Crosspointe Insurance, which we renamed Eversurance (closed September 2020)

- A sales and decision support agency that connects consumers to high quality health insurance in a customer-centric environment.
- Founders with deep health insurance experience; approximately 30 full-time employees (many of whom are agents)[1]

PolicyFuel (closed August 2021)

- Digitally-enabled insurance agency offering auto and home policies via a PSaaS model; advisor teams focused exclusively on selling a carrier's own insurance offerings to its target consumers
- Founders with decades of collective P&C insurance experience; a team of 90 full-time employees (many of whom are agents)[2]

EVERQUOTE

1. Represents data as of time of acquisition closing.
2. Represents data as of time of acquisition closing.

Confidential 13

Multiple Levers Driving Future Growth Expand DTCA Platform Grow Existing Verticals Deepen Consumer & Provider Engagement Increase Attract Provider Coverage More & Budget Consumers Confidential 14

Financial Overview Confidential 15

Third Quarter 2022 Highlights ▪ Exceeded guidance across Revenue, Variable Marketing Margin, and Adjusted EBITDA amid continued headwinds $103m 31% in auto insurance Revenue VMM as a % of revenue ▪ Total revenues of $103.2m; a 4% decrease compared to 3Q21 ▪ Variable Marketing Margin of $31.8m; a 2% decline compared to 3Q21 and represents 31% of revenues $32m $2.0m VMM 3Q22 ▪ Delivered positive Adjusted EBITDA of $2.0m through Adjusted EBITDA comprehensive expense management Note: Adjusted EBITDA is a non-GAAP metric, refer to financial reconciliation for additional detail. Industry headwinds have resulted in year-over-year declines in some metrics highlighted Confidential 16 above.

Strong Track Record of Growth Track Record of Strong Growth Revenue ($m) 450 25% 419 28% 400 CAGR 2016-2021 ▪ Total revenue grew 28% compounded annually 347 20% 2016 – 2021 350 300 249 ▪ Other Insurance verticals grew 95% compounded 15% 250 annually 2016 – 2021 200 163 10% ▪ Revenue diversification by growing other insurance 150 126 123 verticals: Home & Renters, Life, Health 100 5% Home & Renters Health Life 50 0 0% 2016 2017 2018 2019 2020 2021 Auto Other Verticals Other Verticals, % of total Note: Based on the compound annual growth rate (CAGR) from 2016 – 2021 of Revenue.. Company anticipates industry headwinds will result in current year growth meaningfully below Confidential 17 long-term targets.

Delivering Incremental Variable Marketing Margin Variable Marketing Margin ($m) 32% 129.6 31.3% 31% 31.0% 31% CAGR 2016-2021 108.6 ▪ VMM grew 31% compounded annually 2016 – 2021 30% 29.5% ▪ Proprietary platforms have driven increasing VMM as a percentage of revenue (VMM%) since 2016 29% 73.3 28.3% 28.2% ▪ Auto insurance headwinds in 2H21 adversely 28% impacted VMM and associated % 27.4% 46.1 35.8 27% 33.6 ▪ Potential for incremental improvement in VMM% from higher VMM margins associated DTCA and 26% customer cross-selling 25% 2016 2017 2018 2019 2020 2021 Variable Marketing Margin % Confidential 18 Note: Beginning in the first quarter of 2019, we revised our definition of variable marketing margin, or VMM. The VMM displayed above reflects our revised definition of VMM for all years presented. Refer to Key Metrics Definitions in the Appendix for a definition of VMM.

Focused on Delivering Long-term Profitability Adjusted EBITDA ($m) 20.0 18.4 37% 14.6 15.0 CAGR 2016-2021 ▪ Adjusted EBITDA grew 37% compounded annually 2016 - 2021 10.0 8.3 ▪ Strategic investments in proprietary technology and data platforms provide key driver for long-term growth 5.0 3.0 ▪ Significant opportunity for growing Adjusted EBITDA margin in 2018 0.0 the long-term by improving the efficiency of marketing costs and leveraging operating expenses -1.5 -5.0 -5.5 -10.0 2016 2017 2018 2019 2020 2021 Confidential 19 Note: Adjusted EBITDA is a non-GAAP metric, refer to financial reconciliation for additional detail.

NASDAQ: EVER Confidential 20

Appendix Confidential 21

Key Metrics Definitions We define variable marketing margin, or VMM, as revenue, as reported in our consolidated statements of operations and Variable comprehensive income (loss), less advertising costs (a component of sales and marketing expense, as reported in our statements of operations and comprehensive income (loss)). We use VMM to measure the efficiency of individual advertising and consumer Marketing acquisition sources and to make trade-off decisions to manage our return on advertising. We do not use VMM as a measure of Margin profitability. We define Adjusted EBITDA as net income (loss), adjusted to exclude: stock-based compensation expense, depreciation and amortization expense, acquisition-related costs, legal settlement expense, one-time severance charges, interest income and the Adjusted provision for (benefit from) income taxes. We monitor & present Adjusted EBITDA because it is a key measure used by our management & board of directors to understand & evaluate our operating performance, to establish budgets & to develop EBITDA operational goals for managing our business. Confidential 22

Reconciliation of Adjusted EBITDA - 12 Months Ended 12 Months Ended December 31, December 31, December 31, December 31, December 31, December 31, ($ in Thousands) 2021 2020 2019 2018 2017 2016 Net loss ($19,434) ($11,202) ($7,117) ($13,791) ($5,070) ($930) Stock-based compensation $30,020 $12,721 $7,121 $1,860 $1,956 $24,179 Depreciation & amortization $5,072 $3,350 $2,186 $1,341 $1,360 $1,437 Legal settlement - - $1,227 - - - Acquisition-related costs/ $1,065 $2,258 - - - - earnout Severance under a plan 440 - - - - - Interest (income) expense, ($37) (189) ($669) (121) 381 508 net Provision for (benefit from) ($2,510) - - - - 18 income taxes Adjusted EBITDA $14,616 $18,396 $8,348 ($5,450) ($1,469) $2,989 Confidential 23

Reconciliation of Adjusted EBITDA - 3 Months Ended 3 Months Ended ($ in Thousands) September 30, June 30, March 31, December 31, September 30, 2022 2022 2022 2021 2021 Net loss ($6,451) ($3,756) ($5,715) ($8,480) ($5,272) Stock-based compensation $7,233 $7,600 $7,530 $7,063 $8,348 Depreciation & amortization $1,410 $1,405 $1,511 $1,464 $1,298 Legal settlement - - - - - Acquisition-related costs/ ($96) ($3,779) ($892) $60 $819 earnout Severance under a plan - - - 440 - Interest expense, net ($113) ($37) ($8) ($4) ($9) Provision for (benefit from) - - - - ($2,510) income taxes Adjusted EBITDA $1,983 $1,433 $2,426 $543 $2,674 Confidential 24